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                                                                    EXHIBIT 99.3


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of Peoples Ohio Financial Corporation (the "Corporation") on Form 10-K for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Rich J. Dutton, Chief Financial Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

                  (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) the information contained in the Report fairly presents, in all material respects, the financial conditions and results of operations of the Corporation.


                                                /s/ RICH J. DUTTON
                                                -------------------------------
                                                Rich J. Dutton
                                                Chief Financial Officer
                                                September 26, 2002